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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:   FEBRUARY 23, 2005
DATE OF EARLIEST EVENT REPORTED:    FEBRUARY 23, 2005

                      MARTHA STEWART LIVING OMNIMEDIA, INC.
             (Exact name of registrant as specified in its charter)

     DELAWARE                  001-15395                         52-2187059
 (State or other        (Commission File Number)             (I.R.S. Employer
 jurisdiction of                                          Identification Number)
incorporation or
  organization)

                               11 WEST 42ND STREET
                               NEW YORK, NY 10036
                    (Address of principal executive offices)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (212) 827-8000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

         On February 23, 2005, the Registrant issued a press release relating to its financial results for the fourth quarter of 2004. The full text of the press release is attached hereto as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

           (c)      Exhibit    Description
                    -------    -----------

                    99.1       Martha Stewart Living Omnimedia, Inc.

                               Press Release, dated February 23, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

         Dated: February 23, 2005


                               MARTHA STEWART LIVING OMNIMEDIA, INC.


                               By:      /s/ James Follo
                                  ------------------------------------------
                                   James Follo
                                   Executive Vice President, Chief Financial and Administrative Officer


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                                INDEX OF EXHIBITS

Exhibit                                             Description
-------                                             -----------
No.
---
99.1           Martha Stewart Living Omnimedia, Inc. press release, dated February 23, 2005.


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